EXHIBIT 99.1






PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACT:

John F. Nicholas
Public Relations
Tel: (219) 365-4344



                        SECURITY FINANCIAL BANCORP, INC.
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                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------


      St. John, Indiana-- September 6, 2002. Security Financial Bancorp, Inc. (Nasdaq-SFBI), announced today that the corporation's annual meeting of stockholders will be held on Wednesday, December 18, 2002.

      Security Financial Bancorp, Inc. is the holding company for Security Federal Bank & Trust headquartered in St. John, Indiana.